Exhibit 10.116

                                     ALLONGE
                                       TO
                                 PROMISSORY NOTE

     ALLONGE to PROMISSORY NOTE ("Note"), dated December 30, 1998, of ECOSCIENCE CORPORATION, a Delaware corporation, having its principal place of business at 10 Alvin Court, East Brunswick, New Jersey 08816 (the "Maker"), payable to the order of COGENTRIX DELAWARE HOLDINGS, INC., a Delaware corporation, having its principal place of business at 1105 North Market Street, Suite 1108, Wilmington, DE 19801 (together with his successors and assigns, the "Holder).

     The date for payment in one installment of the principal together with all interest accrued on the Note is extended from March 15, 1999 to June 30, 1999.


                                  COGENTRIX DELAWARE HOLDINGS,
                                  INC.


                                  By:_______________________________________
                                  Name: Thomas F. Schwartz
                                  Title: Senior Vice President - Finance and
                                  Treasurer

                                  ECOSCIENCE CORPORATION


                                  By:
                                  Name: J. Kevin Cobb
                                  Title: Senior Vice President